UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On November 5, 2014, Navistar Financial Dealer Note Master Owner Trust II (the “Issuing Entity”) issued a series of notes designated the Floating Rate Dealer Note Asset Backed Notes, Series 2014-1 (the “Series 2014-1 Notes”). The Series 2014-1 Notes include four classes of Notes: the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes. The principal characteristics of the Series 2014-1 Notes are as follows:

Number of classes within Series 2014-1 Notes: Four

Initial Class A Notes Outstanding Principal Amount: $211,330,000

Initial Class B Notes Outstanding Principal Amount: $13,120,000

Initial Class C Notes Outstanding Principal Amount: $11,740,000

Initial Class D Notes Outstanding Principal Amount: $13,810,000

Initial Total Series 2014-1 Notes Outstanding Principal Amount: $250,000,000

Class A Note Rate: 1-month LIBOR + 0.75%

Class B Note Rate: 1-month LIBOR + 1.00%

Class C Note Rate: 1-month LIBOR + 1.50%

Class D Note Rate: 1-month LIBOR + 2.30%

Closing Date: November 5, 2014

Expected Principal Distribution Date: October 25, 2016

Legal Final Maturity Date: October 25, 2019

Ordinary means of principal repayment: Accumulation Period

Accumulation Period Commencement Date: A date within nine months prior to the Expected Principal Distribution Date, as determined by the Servicer

Primary source of credit enhancement for Class A Notes: Subordination of Class B Notes, the Class C Notes and Class D Notes, Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class B Certificates: Subordination of Class C Notes and the Class D Notes and Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class C Certificates: Subordination of Class D Notes and Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Primary source of credit enhancement for Class D Certificates: Overcollateralization represented by the Issuing Entity Certificate issued to the Depositor and a spread account

Series 2014-1 Overcollateralization Percentage: 9.50% divided by 1.00 minus 9.50%

Series 2014-1 Target Overcollateralization Amount: the product of the Series 2014-1 Overcollateralization Percentage and the Series 2014-1 Nominal Liquidation Amount

Servicing Fee Percentage: 1.0%

The terms of the Series 2014-1 Notes and the definitions of capitalized terms may be found in the Series 2014-1 Indenture Supplement, dated as of November 5, 2014 (the “Indenture Supplement”), between the Issuing Entity and Citibank, N.A., as indenture trustee, which is attached as Exhibit 10.1 and incorporated by reference herein. The Indenture Supplement supplements the Indenture, dated as of November 2, 2011, between the Issuing Entity and the Indenture Trustee (filed as Exhibit 10.3 to the registrant’s Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Series 2014-1 Indenture Supplement to the Indenture, dated as of November 5, 2014, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee.

99.1	Press release dated November 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

Dated: November 7, 2014	By:	/s/ Walter G. Borst
	Name:	Walter G. Borst
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Series 2014-1 Indenture Supplement to the Indenture, dated as of November 5, 2014, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee.

99.1	Press release dated November 7, 2014.